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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 30, 1997
                                                  -------------


                          WATSON PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     0-20045                  95-3872914
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File number)           Identification No.)


          311 Bonnie Circle
              Corona, CA                                           91720
----------------------------------------                      -----------------
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (909) 270-1400


--------------------------------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 2.  Acquisition or Disposition of Assets.

         On June 30, 1997, in connection with the termination of a partnership agreement with Rhone-Poulenc Rorer, Inc. ("RPR"), Watson Pharmaceuticals, Inc. ("Watson") obtained the exclusive U.S. and certain worldwide marketing, sales and distribution rights to Dilacor XR(R) for $190.0 million in cash (payable as set forth below) and future royalties. Watson also obtained the New Drug Application, the trademark and customer lists for Dilacor XR(R). The terminated partnership agreement granted Watson the right to earn royalties on RPR's sales of Dilacor XR(R). Watson earned royalties of $27.2 million from such RPR sales during 1996 and continued to earn royalties through June 30, 1997. RPR's sales of Dilacor XR(R) in 1996 were approximately $140.0 million.

         Watson obtained all worldwide rights with the exception of New Zealand, The Republic of Korea and North Korea. Watson is responsible for obtaining all approvals required to market Dilacor XR(R) outside of the U.S. Dilacor XR(R) (diltiazem hydrochloride) has been available in the U.S. for the treatment of hypertension since June 1992 and was approved for the treatment of chronic stable angina in March 1995.

         Watson has made payments of $95.0 million pursuant to the purchase of the Dilacor XR(R) product rights. The remaining scheduled payments, excluding royalties, are due as follows:

            Due Date                                  Amount
         ---------------                           -------------
         January 1, 1998                           $45.0 million
         January 1, 1999                            30.0 million
         January 1, 2000                            15.0 million
         January 1, 2001                             5.0 million
                                                   -------------
              Total                                $95.0 million
                                                   =============

         Watson expects to use available cash on hand and future operating cash flows to fund this acquisition.

         Copies of the agreements between Watson and RPR and the Watson press release dated June 30, 1997, are attached hereto.


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ITEM 7.  Exhibits.

 (c)     Exhibits

 10.1    License Agreement entered into as of June 30, 1997 between Rorer
         Pharmaceutical Products, Inc. and Watson Laboratories, Inc.

 10.2 Inventory Purchase Agreement entered into as of June 30, 1997 by and between Rhone-Poulenc Rorer Pharmaceuticals, Inc. and Watson
         Laboratories, Inc.

 10.3 Manufacturing and Supply Agreement entered into as of June 30, 1997 by and between Rhone-Poulenc Rorer Pharmaceuticals, Inc. and Watson
         Laboratories, Inc.

 10.4    Agreement Regarding Partnership Termination entered into as of June
         30, 1997 by and among Rhone-Poulenc Rorer Inc., Rhone-Poulenc Rorer
         Pharmaceuticals, Inc., Watson Laboratories, Inc., Circa
         Pharmaceuticals, Inc., and BOL, Inc.

 99.1 Press Release of Watson Pharmaceuticals, Inc. relating to the acquisition of rights to Dilacor XR(R).


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 14, 1997                       WATSON PHARMACEUTICALS, INC.

                                            By:
                                            ----------------------------
                                            Name:  Allen Chao, Ph.D
                                            Title: Chairman and Chief
                                                   Executive Officer


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                          WATSON PHARMACEUTICALS, INC.

                                  EXHIBIT INDEX
                                    FORM 8-K

Exhibit
Number      Description of Document                                              Page
-------     -----------------------                                              ----
 10.1       License Agreement entered into as of June 30, 1997 between
            Rorer Pharmaceutical Products, Inc. and Watson Laboratories, Inc.

 10.2 Inventory Purchase Agreement entered into as of June 30, 1997 by and between Rhone-Poulenc Rorer Pharmaceuticals, Inc. and Watson Laboratories, Inc.

 10.3       Manufacturing and Supply Agreement entered into as of June 30,
            1997 by and between Rhone-Poulenc Rorer Pharmaceuticals, Inc.
            and Watson Laboratories, Inc.

 10.4 Agreement Regarding Partnership Termination entered into as of June 30, 1997 by and among Rhone-Poulenc Rorer Inc.,
            Rhone-Poulenc Rorer Pharmaceuticals, Inc., Watson Laboratories,
            Inc., Circa Pharmaceuticals, Inc., and BOL, Inc.

 99.1 Press Release of Watson Pharmaceuticals, Inc. relating to the acquisition of rights to Dilacor XR(R).


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